Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE THREE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 27,	April 28,	% Over	April 27,	April 28,
	2014	2013	(Under)	2014	2013

Net sales	$74,043	70,375	5.2%	100.0%	100.0%
Cost of sales	62,282	57,527	8.3%	84.1%	81.7%
Gross profit	11,761	12,848	(8.5)%	15.9%	18.3%

Selling, general and
administrative expenses	7,317	6,772	8.0%	9.9%	9.6%
Income from operations	4,444	6,076	(26.9)%	6.0%	8.6%

Interest expense	97	140	(30.7)%	0.1%	0.2%
Interest income	(139)	(90)	54.4%	(0.2)%	(0.1)%
Other expense	366	163	124.5%	0.5%	0.2%
Income before income taxes	4,120	5,863	(29.7)%	5.6%	8.3%

Income taxes*	1,380	2,161	(36.1)%	33.5%	36.9%
Net income	$2,740	3,702	(26.0)%	3.7%	5.3%

Net income per share-basic	$0.22	$0.31	(29.0)%
Net income per share-diluted	$0.22	$0.30	(26.7)%
Average shares outstanding-basic	12,188	12,102	0.7%
Average shares outstanding-diluted	12,413	12,323	0.7%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	THREE MONTHS ENDED

	Amounts			Percent of Sales
	April 27,	April 28,	% Over	April 27,	April 28,
	2014	2013	(Under)	2014	2013

Income before income taxes (see above)	$4,120	5,863	(29.7)%	5.6%	8.3%

Adjusted Income taxes (2)*	725	833	(13.0)%	17.6%	14.2%
Adjusted net income	3,395	5,030	(32.5)%	4.6%	7.1%

Adjusted net income per share-basic	$0.28	$0.42	(33.3)%
Adjusted net income per share-diluted	$0.27	$0.41	(34.1)%
Average shares outstanding-basic	12,188	12,102	0.7%
Average shares outstanding-diluted	12,413	12,323	0.7%

(1) Culp, Inc. currently does not incur cash income tax expense in the U.S. due to its $45.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF NET INCOME
FOR THE TWELVE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
(UNAUDITED)
(Amounts in Thousands, Except for Per Share Data)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 27,	April 28,	% Over	April 27,	April 28,
	2014	2013	(Under)	2014	2013

Net sales	$287,162	268,814	6.8%	100.0%	100.0%
Cost of sales	238,256	219,284	8.7%	83.0%	81.6%
Gross profit	48,906	49,530	(1.3)%	17.0%	18.4%

Selling, general and
administrative expenses	28,657	28,445	0.7%	10.0%	10.6%
Income from operations	20,249	21,085	(4.0)%	7.1%	7.8%

Interest expense	427	632	(32.4)%	0.1%	0.2%
Interest income	(482)	(419)	15.0%	(0.2)%	(0.2)%
Other expense	1,261	583	116.3%	0.4%	0.2%
Income before income taxes	19,043	20,289	(6.1)%	6.6%	7.5%

Income taxes*	1,596	1,972	(19.1)%	8.4%	9.7%
Net income	$17,447	18,317	(4.7)%	6.1%	6.8%

Net income per share-basic	$1.43	$1.50	(4.7)%
Net income per share-diluted	$1.41	$1.47	(4.1)%
Average shares outstanding-basic	12,177	12,235	(0.5)%
Average shares outstanding-diluted	12,414	12,450	(0.3)%

PRESENTATION OF ADJUSTED NET INCOME, ADJUSTED INCOME TAXES AND EARNINGS PER SHARE (1)

	TWELVE MONTHS ENDED

	Amounts			Percent of Sales
	April 27,	April 28,	% Over	April 27,	April 28,
	2014	2013	(Under)	2014	2013

Income before income taxes (see above)	$19,043	20,289	(6.1)%	6.6%	7.5%

Adjusted Income taxes (2)*	3,352	2,881	16.3%	17.6%	14.2%
Adjusted net income	15,691	17,408	(9.9)%	5.5%	6.5%

Adjusted net income per share-basic	$1.29	$1.42	(9.2)%
Adjusted net income per share-diluted	$1.26	$1.40	(10.0)%
Average shares outstanding-basic	12,177	12,235	(0.5)%
Average shares outstanding-diluted	12,414	12,450	(0.3)%

(1) Culp, Inc. currently does not incur cash income tax expense in the U.S. due to its $45.7 million in net operating loss carryforwards. Therefore, adjusted net income is calculated using only income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

(2) Represents estimated income tax expense for our subsidiaries located in Canada and China. See reconciliation on page 10 of 10.

* Percent of sales column for income taxes is calculated as a % of income before income taxes.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED BALANCE SHEETS
APRIL 27, 2014 AND April 28, 2013
Unaudited
(Amounts in Thousands)

	Amounts		Increase
	April 27,	* April 28,	(Decrease)
	2014	2013	Dollars	Percent

Current assets
Cash and cash equivalents	$29,303	$23,530	5,773	24.5%
Short-term investments	6,294	5,286	1,008	19.1%
Accounts receivable	27,409	23,392	4,017	17.2%
Inventories	40,674	38,418	2,256	5.9%
Deferred income taxes	6,230	7,709	(1,479)	(19.2)%
Income taxes receivable	121	318	(197)	(61.9)%
Other current assets	2,344	2,093	251	12.0%
Total current assets	112,375	100,746	11,629	11.5%

Property, plant and equipment, net	31,376	30,594	782	2.6%
Goodwill	11,462	11,462	-	0.0%
Deferred income taxes	2,040	753	1,287	170.9%
Long-term investments	765	-	765	100.0%
Other assets	2,917	1,151	1,766	153.4%

Total assets	$160,935	$144,706	16,229	11.2%

Current liabilities
Current maturities of long-term debt	$2,200	$2,200	-	0.0%
Line of credit	-	561	(561)	(100.0)%
Accounts payable - trade	26,686	22,357	4,329	19.4%
Accounts payable - capital expenditures	277	225	52	23.1%
Accrued expenses	9,181	11,829	(2,648)	(22.4)%
Income taxes payable - current	442	285	157	55.1%
Total current liabilities	38,786	37,457	1,329	3.5%

Income taxes payable - long-term	3,962	4,191	(229)	(5.5)%
Deferred income taxes	1,013	3,075	(2,062)	(67.1)%
Line of credit	586	-	586	100.0%
Deferred compensation	2,644	-	2,644	100.0%
Long-term debt, less current maturities	2,200	4,400	(2,200)	(50.0)%

Total liabilities	49,191	49,123	68	0.1%

Shareholders' equity	111,744	95,583	16,161	16.9%

Total liabilities and shareholders' equity	$160,935	$144,706	16,229	11.2%

Shares outstanding	12,250	12,225	25	0.2%

* Derived from audited financial statements

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF CASH FLOWS
FOR THE TWELVE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
Unaudited
(Amounts in Thousands)

	TWELVE MONTHS ENDED

	Amounts
	April 27,	April 28,
	2014	2013

Cash flows from operating activities:
Net income	$17,447	$18,317
Adjustments to reconcile net income to net cash
provided by operating activities:
Depreciation	5,312	5,115
Amortization of other assets	169	235
Stock-based compensation	710	562
Excess tax benefit related to stock-based compensation	(143)	(76)
Deferred income taxes	(1,727)	(344)
Gain on sale of equipment	(283)	-
Foreign currency exchange losses	626	222
Changes in assets and liabilities, net of effects of acquisition of assets:
Accounts receivable	(3,857)	1,667
Inventories	(2,200)	(1,979)
Other current assets	(270)	(49)
Other assets	(72)	(176)
Accounts payable-trade	4,131	(8,384)
Accrued expenses and deferred compensation	34	2,531
Accrued restructuring	-	(40)
Income taxes	342	(526)
Net cash provided by operating activities	20,219	17,075

Cash flows from investing activities:
Capital expenditures	(5,258)	(4,400)
Net cash paid for acquisition of assets	(2,640)	-
Proceeds from the sale of equipment	407	-
Proceeds from life insurance policies	-	716
Payments on life insurance policies	(30)	(19)
Purchase of short-term investments	(1,945)	(105)
Purchase of long-term investments	(765)	-
Proceeds from the sale of short-term investments	810	795
Net cash used in investing activities	(9,421)	(3,013)

Cash flows from financing activities:
Proceeds from lines of credit	-	1,000
Payments on lines of credit	-	(1,325)
Payments on long-term debt	(2,200)	(2,515)
Proceeds from common stock issued	194	205
Common stock shares repurchased	-	(5,022)
Dividends paid	(2,204)	(7,593)
Debt issance costs	(83)	-
Excess tax benefit related to stock-based compensation	143	76
Net cash used in financing activities	(4,150)	(15,174)

Effect of exchange rate changes on cash and cash equivalents	(875)	(381)

Increase (decrease) in cash and cash equivalents	5,773	(1,493)

Cash and cash equivalents at beginning of period	23,530	25,023

Cash and cash equivalents at end of period	$29,303	$23,530

Free Cash Flow (1)	$13,841	$13,067

(1)		Free Cash Flow reconciliation is as follows:
			FY 2014	FY 2013
A	)	Net cash provided by operating activities	$20,219	$17,075
B	)	Minus: Capital Expenditures	(5,258)	(4,400)
C	)	Add: Proceeds from the sale of equipment	407	-
D	)	Add: Proceeds from life insurance policies	-	716
E	)	Minus: Payments on life insurance policies	(30)	(19)
F	)	Add: Excess tax benefit related to stock-based compensation	143	76
G	)	Minus: Purchase of long-term investments	(765)	-
H	)	Effect of exchange rate changes on cash and cash equivalents	(875)	(381)
			$13,841	$13,067

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE THREE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
(Unaudited)

(Amounts in thousands)

	THREE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 27,	April 28,	% Over	April 27,	April 28,
Net Sales by Segment	2014	2013	(Under)	2014	2013

Mattress Fabrics	$43,669	40,839	6.9%	59.0%	58.0%
Upholstery Fabrics	30,374	29,536	2.8%	41.0%	42.0%

Net Sales	$74,043	70,375	5.2%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$7,165	7,837	(8.6)%	16.4%	19.2%
Upholstery Fabrics	4,596	5,011	(8.3)%	15.1%	17.0%
Gross Profit	$11,761	12,848	(8.5)%	15.9%	18.3%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$2,683	2,449	9.6%	6.1%	6.0%
Upholstery Fabrics	3,385	3,173	6.7%	11.1%	10.7%
Unallocated Corporate expenses	1,249	1,150	8.6%	1.7%	1.6%
Selling, General and Administrative Expenses	$7,317	6,772	8.0%	9.9%	9.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$4,482	5,388	(16.8)%	10.3%	13.2%
Upholstery Fabrics	1,211	1,838	(34.1)%	4.0%	6.2%
Unallocated corporate expenses	(1,249)	(1,150)	8.6%	(1.7)%	(1.6)%
Operating income	$4,444	6,076	(26.9)%	6.0%	8.6%

Depreciation by Segment

Mattress Fabrics	$1,184	1,143	3.6%
Upholstery Fabrics	164	154	6.5%
Depreciation	$1,348	1,297	3.9%

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
STATEMENTS OF OPERATIONS BY SEGMENT
FOR THE TWELVE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
(Unaudited)

(Amounts in thousands)

	TWELVE MONTHS ENDED
	Amounts			Percent of Total Sales
	April 27,	April 28,	% Over	April 27,	April 28,
Net Sales by Segment	2014	2013	(Under)	2014	2013

Mattress Fabrics	$160,705	154,014	4.3%	56.0%	57.3%
Upholstery Fabrics	126,457	114,800	10.2%	44.0%	42.7%

Net Sales	$287,162	268,814	6.8%	100.0%	100.0%

Gross Profit by Segment				Gross Profit Margin

Mattress Fabrics	$27,477	29,546	(7.0)%	17.1%	19.2%
Upholstery Fabrics	21,429	19,984	7.2%	16.9%	17.4%
Gross Profit	$48,906	49,530	(1.3)%	17.0%	18.4%

Selling, General and Administrative Expenses by Segment				Percent of Sales

Mattress Fabrics	$9,962	9,646	3.3%	6.2%	6.3%
Upholstery Fabrics	13,393	13,031	2.8%	10.6%	11.4%
Unallocated Corporate expenses	5,302	5,768	(8.1)%	1.8%	2.1%
Selling, General, and Administrative Expenses	$28,657	28,445	0.7%	10.0%	10.6%

Operating Income (loss) by Segment				Operating Income (Loss) Margin

Mattress Fabrics	$17,515	19,900	(12.0)%	10.9%	12.9%
Upholstery Fabrics	8,036	6,953	15.6%	6.4%	6.1%
Unallocated corporate expenses	(5,302)	(5,768)	(8.1)%	(1.8)%	(2.1)%
Operating income	$20,249	21,085	(4.0)%	7.1%	7.8%

Return on Capital (1)

Mattress Fabrics	29.3%	35.6%
Upholstery Fabrics	40.7%	40.4%
Unallocated Corporate	N/A	N/A
Consolidated	26.2%	29.4%

Capital Employed (2)

Mattress Fabrics	62,457	57,950	7.8%
Upholstery Fabrics	17,419	17,313	0.6%
Unallocated Corporate	(2,482)	(2,564)	N/A
Consolidated	77,394	72,699	6.5%

Depreciation by Segment

Mattress Fabrics	$4,694	4,487	4.6%
Upholstery Fabrics	618	628	(1.6)%
Depreciation	$5,312	5,115	3.9%

Notes:

(1) See pages 8 and 9 of this financial information release for calculations.

(2) The capital employed balances are as of April 27, 2014 and April 28, 2013.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED STATEMENTS OF ADJUSTED EBITDA
FOR THE TWELVE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
(UNAUDITED)
(AMOUNTS IN THOUSANDS)

	Quarter Ended
					Trailing 12
					Months
	7/28/2013	10/27/2013	1/26/2014	4/27/2014	4/27/2014

Net income	$3,230	$3,096	$8,381	$2,740	$17,447
Income taxes	2,305	1,718	(3,807)	1,380	1,596
Interest expense (income), net	48	(3)	(57)	(43)	(55)
Depreciation and amortization expense	1,344	1,373	1,370	1,394	5,481
Stock based compensation	152	224	175	159	710
Adjusted EBITDA	$7,079	$6,408	$6,062	$5,630	$25,179

	Quarter Ended
					Trailing 12
					Months
	7/29/2012	10/28/2012	1/27/2013	4/28/2013	4/28/2013

Net income	$3,524	$8,268	$2,823	$3,702	$18,317
Income taxes	1,848	(3,736)	1,700	2,160	1,972
Interest expense, net	63	60	40	50	213
Depreciation and amortization expense	1,314	1,344	1,338	1,354	5,350
Stock based compensation	70	127	111	254	562
Adjusted EBITDA	$6,819	$6,063	$6,012	$7,520	$26,414

Exhibit 99(b)

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 27, 2014
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 27, 2014 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$17,515	$59,728	29.3%
Upholstery Fabrics	8,036	19,760	40.7%
(less: Unallocated Corporate)	(5,302)	(2,329)	N/A
Total	$20,249	$77,159	26.2%

Average Capital Employed	As of the three Months Ended April 27, 2014				As of the three Months Ended January 26, 2014				As of the three Months Ended October 27, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	79,055	34,987	46,893	160,935	78,503	37,147	41,028	156,678	79,444	35,881	40,917	156,242
Total liabilities	(16,598)	(17,568)	(15,025)	(49,191)	(18,804)	(13,589)	(14,842)	(47,235)	(20,500)	(15,581)	(18,646)	(54,727)

Subtotal	$62,457	$17,419	$31,868	$111,744	$59,699	$23,558	$26,186	$109,443	$58,944	$20,300	$22,271	$101,515
Less:
Cash and cash equivalents	-	-	(29,303)	(29,303)	-	-	(23,293)	(23,293)	-	-	(24,267)	(24,267)
Short-term investments	-	-	(6,294)	(6,294)	-	-	(7,077)	(7,077)	-	-	(6,220)	(6,220)
Long-term investments	-	-	(765)	(765)	-	-	-	-	-	-	-	-
Income taxes receivable	-	-	(121)	(121)	-	-	-	-	-	-	-	-
Deferred income taxes - current	-	-	(6,230)	(6,230)	-	-	(7,503)	(7,503)	-	-	(7,745)	(7,745)
Deferred income taxes - non-current	-	-	(2,040)	(2,040)	-	-	(1,227)	(1,227)	-	-	(661)	(661)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	586	586	-	-	573	573	-	-	585	585
Income taxes payable - current	-	-	442	442	-	-	130	130	-	-	304	304
Income taxes payable - long-term	-	-	3,962	3,962	-	-	3,953	3,953	-	-	4,141	4,141
Deferred income taxes - non-current	-	-	1,013	1,013	-	-	945	945	-	-	5,016	5,016
Long-term debt, less current maturities	-	-	2,200	2,200	-	-	2,200	2,200	-	-	2,200	2,200

Total Capital Employed	$62,457	$17,419	$(2,482)	$77,394	$59,699	$23,558	$(2,913)	$80,344	$58,944	$20,300	$(2,176)	$77,068

	As of the three Months Ended July 28, 2013				As of the three Months Ended April 28, 2013
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,217	34,381	38,503	151,101	73,954	30,995	39,757	144,706
Total liabilities	(18,627)	(14,172)	(19,717)	(52,516)	(16,004)	(13,682)	(19,437)	(49,123)

Subtotal	$59,590	$20,209	$18,786	$98,585	$57,950	$17,313	$20,320	$95,583
Less:
Cash and cash equivalents	-	-	(21,423)	(21,423)	-	-	(23,530)	(23,530)
Short-term investments	-	-	(6,174)	(6,174)	-	-	(5,286)	(5,286)
Long-term investments	-	-	-	-	-	-	-	-
Income taxes receivable	-	-	(292)	(292)	-	-	(318)	(318)
Deferred income taxes - current	-	-	(7,747)	(7,747)	-	-	(7,709)	(7,709)
Deferred income taxes - non-current	-	-	(651)	(651)	-	-	(753)	(753)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,200	2,200
Line of credit	-	-	560	560			561	561
Income taxes payable - current	-	-	320	320	-	-	285	285
Income taxes payable - long-term	-	-	4,176	4,176	-	-	4,191	4,191
Deferred income taxes - non-current	-	-	4,335	4,335	-	-	3,075	3,075
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,400	4,400

Total Capital Employed	$59,590	$20,209	$(1,510)	$78,289	$57,950	$17,313	$(2,564)	$72,699

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$59,728	$19,760	$(2,329)	$77,159

Notes:
(1) See reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2014 divided by average capital employed.
Average capital employed does not include cash and cash equivalents, short-term investments, long-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable and income taxes receivable.

(3) Average capital employed was computed using the five periods ending April 27, 2014, January 26, 2014, October 27, 2013, July 28, 2013 and April 28, 2013.

Exhibit 99(b)

	CULP, INC. FINANCIAL INFORMATION RELEASE
	RETURN ON CAPITAL EMPLOYED BY SEGMENT
	FOR THE TWELVE MONTHS ENDED APRIL 28, 2013
	(Amounts in Thousands)
	(Unaudited)

	Operating Income
	Twelve Months	Average	Return on
	Ended	Capital	Avg. Capital
	April 28, 2013 (1)	Employed (3)	Employed (2)

Mattress Fabrics	$19,900	$55,947	35.6%
Upholstery Fabrics	6,953	17,200	40.4%
(less: Unallocated Corporate)	(5,768)	(1,524)	N/A
Total	$21,085	$71,623	29.4%

Average Capital Employed	As of the three Months Ended April 28, 2013				As of the three Months Ended January 27, 2013				As of the three Months Ended October 28, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	73,954	30,995	39,757	144,706	74,794	33,773	35,230	143,797	74,342	27,240	40,861	142,443
Total liabilities	(16,004)	(13,682)	(19,437)	(49,123)	(18,824)	(15,299)	(17,708)	(51,831)	(19,240)	(10,512)	(17,303)	(47,055)

Subtotal	$57,950	$17,313	$20,320	$95,583	$55,970	$18,474	$17,522	$91,966	$55,102	$16,728	$23,558	$95,388
Less:
Cash and cash equivalents	-	-	(23,530)	(23,530)	-	-	(19,489)	(19,489)	-	-	(23,464)	(23,464)
Short-term investments	-	-	(5,286)	(5,286)	-	-	(5,237)	(5,237)	-	-	(5,241)	(5,241)
Deferred income taxes - current	-	-	(7,709)	(7,709)	-	-	(4,098)	(4,098)	-	-	(4,470)	(4,470)
Income taxes receivable	-	-	(318)	(318)	-	-	-	-	-	-	-	-
Deferred income taxes - non-current	-	-	(753)	(753)	-	-	(4,172)	(4,172)	-	-	(4,738)	(4,738)
Current maturities of long-term debt	-	-	2,200	2,200	-	-	2,366	2,366	-	-	2,401	2,401
Line of credit	-	-	561	561	-	-	576	576	-	-	875	875
Income taxes payable - current	-	-	285	285	-	-	395	395	-	-	385	385
Income taxes payable - long-term	-	-	4,191	4,191	-	-	4,195	4,195	-	-	4,188	4,188
Deferred income taxes - non-current	-	-	3,075	3,075	-	-	856	856	-	-	856	856
Long-term debt, less current maturities	-	-	4,400	4,400	-	-	4,400	4,400	-	-	4,416	4,416

Total Capital Employed	$57,950	$17,313	$(2,564)	$72,699	$55,970	$18,474	$(2,686)	$71,758	$55,102	$16,728	$(1,234)	$70,596

	As of the three Months Ended July 29, 2012				As of the three Months Ended April 29, 2012
	Mattress	Upholstery	Unallocated		Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total	Fabrics	Fabrics	Corporate	Total

Total assets	78,098	29,973	35,089	143,160	71,563	33,641	39,512	144,716
Total liabilities	(21,295)	(11,006)	(19,028)	(51,329)	(17,653)	(19,123)	(18,940)	(55,716)

Subtotal	$56,803	$18,967	$16,061	$91,831	$53,910	$14,518	$20,572	$89,000
Less:
Cash and cash equivalents	-	-	(21,889)	(21,889)	-	-	(25,023)	(25,023)
Short-term investments	-	-	(5,200)	(5,200)			(5,941)	(5,941)
Deferred income taxes - current	-	-	(2,337)	(2,337)	-	-	(2,467)	(2,467)
Deferred income taxes - non-current	-	-	(2,715)	(2,715)	-	-	(3,205)	(3,205)
Current maturities of long-term debt	-	-	2,400	2,400	-	-	2,404	2,404
Line of credit	-	-	834	834	-	-	889	889
Income taxes payable - current	-	-	751	751	-	-	642	642
Income taxes payable - long-term	-	-	4,131	4,131	-	-	4,164	4,164
Deferred income taxes - non-current	-	-	705	705	-	-	705	705
Long-term debt, less current maturities	-	-	6,666	6,666	-	-	6,719	6,719

Total Capital Employed	$56,803	$18,967	$(593)	$75,177	$53,910	$14,518	$(541)	$67,887

	Mattress	Upholstery	Unallocated
	Fabrics	Fabrics	Corporate	Total

Average Capital Employed (3)	$55,947	$17,200	$(1,524)	$71,623

Notes:
(1) Operating income excludes restructuring and related charges--see reconciliation per page 6 of this financial information release.

(2) Return on average capital employed represents operating income for fiscal 2013 divided by average capital employed.
Average capital employed does not include cash and cash equivalents, short-term investments, long-term debt, including current maturities, line of credit, current and noncurrent deferred tax assets and liabilities, income taxes payable, and income taxes receivable.

(3) Average capital employed was computed using the five periods ending April 28, 2013, January 27, 2013, October 28, 2012, July 29, 2012, and April 29, 2012.

Exhibit 99(b)

CULP, INC. FINANCIAL INFORMATION RELEASE
CONSOLIDATED ADJUSTED EFFECTIVE INCOME TAX RATE, NET INCOME AND EARNINGS PER SHARE
FOR THE TWELVE MONTHS ENDED APRIL 27, 2014 AND APRIL 28, 2013
Unaudited
(Amounts in Thousands)

		TWELVE MONTHS ENDED

		Amounts
		April 27,	April 28,
		2014	2013

Consolidated Effective GAAP Income Tax Rate	(1)	8.4%	9.7%

Reduction of U.S. Valuation Allowance		-	59.7%

Undistributed earnings from foreign subsidiaries		26.3%	(34.6)%

Non-Cash U.S. Income Tax Expense		(17.1)%	(19.3)%

Non-Cash Foreign Income Tax Expense		-	(1.3)%

Consolidated Adjusted Effective Income Tax Rate	(2)	17.6%	14.2%

	THREE MONTHS ENDED
	As reported		April 27, 2014	As reported		April 28, 2013
	April 27,		Proforma Net	April 28,		Proforma Net
	2014	Adjustments	of Adjustments	2013	Adjustments	of Adjustments

Income before income taxes	$4,120	$-	$4,120	$5,863		$5,863

Income taxes (3)	1,380	$(655)	725	2,161	$(1,328)	833
Net income	$2,740	$655	$3,395	$3,702	$1,328	$5,030

Net income per share-basic	$0.22	$(0.05)	$0.28	$0.31	$(0.11)	$0.42
Net income per share-diluted	$0.22	$(0.05)	$0.27	$0.30	$(0.11)	$0.41
Average shares outstanding-basic	12,188	12,188	12,188	12,102	12,102	12,102
Average shares outstanding-diluted	12,413	12,413	12,413	12,323	12,323	12,323

	TWELVE MONTHS ENDED
	As reported		April 27, 2014	As reported		April 28, 2013
	April 27,		Proforma Net	April 28,		Proforma Net
	2014	Adjustments	of Adjustments	2013	Adjustments	of Adjustments

Income before income taxes	$19,043	$-	$19,043	$20,289	$-	$20,289

Income taxes (3)	1,596	$1,756	3,352	1,972	$909	2,881
Net income	$17,447	$(1,756)	$15,691	$18,317	$(909)	$17,408

Net income per share-basic	$1.43	$0.14	$1.29	$1.50	$0.07	$1.42
Net income per share-diluted	$1.41	$0.14	$1.26	$1.47	$0.07	$1.40
Average shares outstanding-basic	12,177	12,177	12,177	12,235	12,235	12,235
Average shares outstanding-diluted	12,414	12,414	12,414	12,450	12,450	12,450

(1) Calculated by dividing consolidated income tax expense by consolidated income before income taxes.

(2) Represents estimated cash income tax expense for our subsidiaries located in Canada and China divided by consolidated income before income taxes.

(3) Proforma income taxes calculated using the Consolidated Adjusted Effective Income Tax Rate as reflected above.